SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 7, 1998

                    THE FIRST AMERICAN FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

CALIFORNIA                          0-3658                      95-1068610
----------                          ------                      ----------
(State or Other Jurisdiction      (Commission                  (IRS Employer
 of Incorporation)                File Number)               Identification No.)

            114 EAST FIFTH STREET, SANTA ANA, CALIFORNIA 92701-4642
            -------------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)

                                 (714) 558-3211
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.     OTHER EVENTS.

     See the attached Exhibit.


ITEM 7.     EXHIBITS.

99   Press Release  of The  First American  Financial Corporation dated April 7,
     1998.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     THE FIRST AMERICAN FINANCIAL CORPORATION
                                     (Registrant)


Date: April 7, 1998                  By:  /S/ THOMAS A. KLEMENS
                                        ---------------------------
                                        Name: Thomas A. Klemens
                                        Title:  Executive Vice President and
                                                Chief Financial Officer